SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) July 18, 2003
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                                    FNB Corp.
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             (Exact Name of Registrant as Specified in its Charter)




     North Carolina                 0-13823                    56-1456589
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(State or Other Jurisdiction     (Commission File            (IRS Employer
    of Incorporation)                Number)                Identification No.)


   101 Sunset Avenue, Asheboro, North Carolina                    27203
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    (Address of Principal Executive Offices)                    (Zip Code)



Registrant's Telephone Number, Including Area Code           (336) 626-8300
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits.

             99.1 - Press release issued by FNB Corp. on July 18, 2003.

ITEM 9.  Regulation FD Disclosure

     In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under this "Item 9. Regulation FD Disclosure."

ITEM 12.  Results of Operations and Financial Condition

          Reference is made to Item 9 above and to Exhibit 99.1.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    FNB CORP.


Date: July 18, 2003                       By  /s/ Jerry A. Little
                                              ----------------------------------
                                                 Jerry A. Little
                                                 Treasurer and Secretary
                                                 (Principal Financial and
                                                 Accounting Officer)